Exhibit 99.1
Legacy Bancorp Annual Shareholder Meeting May 13, 2009 NASDAQ listed: LEGC

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Legacy Bancorp, Inc. For more information, please refer to SEC Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended March 31, 2009 NASDAQ listed: LEGC 2

Forward Looking Statement This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts and Eastern New York, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise. Please refer to the Company's most recent Securities and Exchange Commission Form 10-K filed by the Company for the year ended December 31, 2008 for further information about "Risk Factors" that may affect the Company's actual future results. NASDAQ listed: LEGC 3

Headquartered in Pittsfield, Mass. 19 Locations 11 Offices in Berkshire County 7 Offices in Eastern New York 1 Office in the Pioneer Valley, MA 199 Employees Serving 25,000 Households Principal lines of business Consumer Banking Commercial Banking Wealth Management Insurance and Investment Products The Legacy Banks Foundation Corporate Overview NASDAQ listed: LEGC 4

Market Demographics Berkshire County Population 132,000 Growth segments, although modestly declining overall Households 56,000 FDIC Summary of Deposits Berkshire County 13 banks, 62 offices, $2.9 billion in deposits Legacy ranked 2nd with 18.24% market share Albany Schenectady Troy MSA in New York Strategic expansion target Population 890,000 Growing modestly Households 351,000 NASDAQ listed: LEGC 5

Berkshire County Market Share NASDAQ listed: LEGC Total Total Deposits Market Branch in Market Share Rank Institution Type Count ($000) (%) 1 Berkshire Bank (MA) Savings Bank 13 881,393 30.74 2 Legacy Banks (MA) Bank 11 522,948 18.24 3 TD Banknorth NA (ME) Bank 9 319,232 11.13 4 Hoosac Bank (MA) Bank 2 212,338 7.40 5 Pittsfield Co-operative Bank (MA) Savings Bank 4 180,080 6.28 6 Lee Bank (MA) Bank 3 179,616 6.26 7 South Adams Savings Bank (MA) Savings Bank 4 154,522 5.39 8 Williamstown Savings Bank (MA) Bank 1 148,438 5.18 9 Adams Co-operative Bank (MA) Savings Bank 3 148,028 5.16 10 Lenox National Bank Bank 2 44,059 1.54 11 Citizens National Assn Bank 4 43,311 1.51 12 Others (Salisbury B&T & Trustco Bank) 6 33,622 1.17 Totals 13 62 2,867,587 100.00 Source: FDIC Data as of June 30, 2008 6

Strong Corporate Culture NASDAQ listed: LEGC Governance Growth and Change Asset Quality Risk Management Sales Culture Service Excellence Performance-based Compensation Community Experience and Expertise 7

Assets CAGR 8.3% NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008 East 635 681 778 808 925 945 8

Loans CAGR 8.3% Loans net of reserves NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008 East 466 505 548 579 654 695 9

Loan Mix NASDAQ listed: LEGC 10

Net Charge-offs (Recoveries) to Average Loans Outstanding NPL to Total Assets Credit Quality NASDAQ listed: LEGC 2002 2003 2004 2005 2006 2007 2008 East 0.0052 0.0029 0.0026 0.0012 0.0011 0.0017 0.008 2002 2003 2004 2005 2006 2007 2008 East 0.0001 0.0005 0.0016 0.0009 -0.0004 0.0003 0.0006 11

Credit Quality 1 Legacy ratios as of 12/31/08. 2 Source: SNL Database. Data as of December 2008. Median statistics shown. NASDAQ listed: LEGC Legacy Bancorp, Inc. 1 Mass. Public Thrifts 2 National Public Thrifts 2 NPA's/Assets 0.80% 0.44% 0.83% NPL's/Loans 1.08% 0.66% 1.05% LLR/NPL 87.99% 147.35% 72.87% LLR/Loans 0.95% 1.06% 0.94% 12

Deposits NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008 East 423 451 474 518 610 608 CAGR 7.5% 13

Deposit Mix NASDAQ listed: LEGC 14

Net Income NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008 GAAP Income 2990 3554 -2235 2806 1245 1444 Core Income 3481 3483 4465 4185 1836 3646 15

Efficiency Ratio NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008 GAAP Efficiency 75.2 73.8 104.2 74.2 93 77.5 Core Efficiency 74.8 73.7 69.9 75.8 87.2 77.5 16

Strategic Plan - Delta Project Bank Smarter ~ Live Easier Creating Shareholder Value Culture of Growth and Change Core Deposits Non-Interest Income Growth & Opportunities Efficiency Relationship Banking Service Excellence NASDAQ listed: LEGC 17

Stock Performance IPO September 2005 : $10/share - Raised $92 million net Trading began October 26, 2005 under NASDAQ symbol: LEGC Valuation May 11, 2009 $10.25/share $90.0 million market cap Consistent dividend record 4% buy-back completed February 2007 for 2006 Equity Incentive Plan 5% buy-backs completed August and December 2007, and October 2008 New 5% buy-back approved March 2009 NASDAQ listed: LEGC 18

Strategic Imperatives Recent Branch Expansion 545 Troy-Schenectady Road Latham, NY Opened January 2009 NASDAQ listed: LEGC 19 142 Main Street Haydenville, MA Opened March 2009

Investment Attributes Strategically positioned geographically Strong leadership and governance Strong asset quality and risk management Consistent annual loan and deposit growth "Legacy" is well established local brand Well capitalized Attractive valuation NASDAQ listed: LEGC 20

Legacy Bancorp Questions & Thank You. NASDAQ listed: LEGC 22